SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                           ADVISORY SERVICES AGREEMENT

     THIS SECOND AMENDMENT TO AMENDED AND RESTATED ADVISORY SERVICES AGREEMENT ("AMENDMENT") is made as of the 8th day of February, 2002 by and between American Mortgage Acceptance Company, a Massachusetts business trust (the "TRUST") and Related AMI Associates, Inc., a Delaware corporation (the "ADVISOR").

     WHEREAS, the Trust and the Advisor have entered into an Amended and Restated Advisory Services Agreement (the "AGREEMENT"), effective as of April 6, 1999, pursuant to which the Advisor is entitled to receive an annual incentive fee (the "Annual Incentive Fee"), pursuant to SECTION 12(2) of the Agreement; and

     WHEREAS, the Trust and the Advisor desire to amend the Agreement in accordance with the terms of this Amendment in order to amend and restate
SECTION 12(2) of the Agreement (the "AMENDMENT");

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the Trust and the Advisor agree as follows:

1. AMENDMENT. Section 12(2) of the Agreement is deleted and replaced in its entirety by the following: ---------

     Annual Incentive Fee. Subject to a minimum annual Distributions being made to Shareholders from CAD of $1.45 per Share, the Advisor shall be entitled to receive incentive compensation for each fiscal year in an amount equal to the product of:

     (A) 25% of the dollar amount by which

     (1) (a) Funds From Operations of the Company  (before the Annual  Incentive
     Fee)  per  Share   (based  on  the  weighted   average   number  of  Shares
     outstanding), plus

         (b) gains (or minus losses) from debt restructuring and sales of property per share (based on the weighted average number of Shares outstanding),

     exceed

     (2) an amount equal to the greater of:

     (a) (i) the weighted average of (x) $20 (the price per Share of the initial public offering) and (y) the prices per Share of any secondary offerings by the Company multiplied by

               (ii) the Ten-Year U.S. Treasury Rate plus 2% per annum; and

     (b) $1.45

     multiplied by

     (B) the weighted average number of Shares outstanding during such year.

2. NO FURTHER AMENDMENTS. Except as specifically amended by this Amendment, all of the terms, covenants and conditions of the Agreement shall remain unmodified and in full force and effect and are hereby ratified and confirmed.

3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of New York, without giving effect to the conflict of laws principles thereof.

4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                            AMERICAN MORTGAGE ACCEPTANCE COMPANY



                            By: /S/ STUART J. BOESKY
                                --------------------
                                Name:  Stuart J. Boesky
                                Title: President and Chief Executive Officer




                            RELATED AMI ASSOCIATES, INC.



                            By: /S/ ALAN P. HIRMES
                                ------------------
                                Name:  Alan P. Hirmes
                                Title: Senior Vice President












                          [SIGNATURE PAGE TO AMENDMENT]